UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21465

CBRE Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)

201 King of Prussia Road, Suite 600

Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer

CBRE Clarion Global Real Estate Income Fund

201 King of Prussia Road, Suite 600

Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-711-4272

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The semi-annual Report of CBRE Clarion Global Real Estate Income Fund (the “Trust”) transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

CBRE CLARION GLOBAL REAL ESTATE

INCOME FUND

Semi-Annual Report for the Six Months Ended June 30, 2019

CBRE Clarion Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year and all of the returns of capital paid by portfolio companies to the Trust during such year. In accordance with its Policy, the Trust distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Trust expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Trust’s performance for the entire calendar year and to enable the Trust to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Trust expects that the distribution rate in relation to the Trust’s Net Asset Value (“NAV”) will approximately equal the Trust’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Trust’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Trust’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Policy. The Board may amend or terminate the Policy without prior notice to Trust shareholders.

Shareholders should note that the Policy is subject to change or termination as a result of many factors. The Trust is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the Trust’s prospectus for a fuller description of risks.

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND SEMI-ANNUAL REPORT 2019 (unaudited)

Letter to Shareholders	2

Portfolio of Investments	7

Financial Statements	11

Notes to Financial Statements	16

Supplemental Information	22

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus that contains this and other information about the Fund may be obtained by calling 888-711-4272. Please read the prospectus carefully before investing. Investing in closed-end funds involves risk, including possible loss of principal. Past performance does not guarantee future results.

Real Estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Because real estate funds concentrate their investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of other funds.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective.

SEMI-ANNUAL REPORT 2019	1

Letter to Shareholders

T. Ritson Ferguson

Steven D. Burton

Dear Shareholder:

We are pleased to present the 2019 Semi-Annual Report for the CBRE Clarion Global Real Estate Income Fund (the “Trust”).

Performance Review

Real estate stocks(1) generated strong total return during the first six months of 2019, outperforming bonds(2) and underperforming broad equities(3). Listed real estate companies had a particularly strong first quarter after rebounding from a negative 2018, a year during which monetary policy tightened globally, led by the U.S. Federal Reserve Bank which raised its policy rate four times to a 2.25-2.5% target range. Real estate companies are benefitting from their defensive characteristics of well-covered dividend yield and contractual underlying cash flows amid a macro-economic and geo-political backdrop which continues to send mixed signals. Bond yields moved sharply lower during the first half of 2019, reflecting this uncertainty. The yield on the U.S. 10-year Treasury bond finished June 30th at 2.0% versus 2.68% six months ago.

Property companies in the Americas have performed the best among major regions during the half year as both Canada and the U.S. are up in the mid to high ‘teens total return range. Returns in the Asia-Pacific region have also been excellent, overcoming trade tariff uncertainty between the U.S. and China. European shares have suffered from worries on slowing economic growth exacerbated by Brexit and secondary concerns about the ability of Italy to manage its deficit and what this might mean for the euro zone. European property shares nonetheless are up +8.3% year-to-date as the demand for consistent and stable dividend yield persists globally.

Global Real Estate Market Performance

Performance as of June 30, 2019

Region	1H19	2018

North America (1)	+16.1%	-5.0%

Europe (1)	+8.3%	-12.9%

Asia-Pacific (1)	+15.1%	-1.9%

Global Common Stock (1)	+14.5%	-5.6%

U.S. Preferred (4)	+14.6%	-8.3%

80/20 Blend of Global Common Stock & U.S. Preferred Stock	+14.6%	-6.1%

The Trust’s net asset value (“NAV”) return was +18.6% during the first half of 2019. Performance this year has more than offset negative performance from last year and is broad-based by geographic region and property type. In North America, returns have been strong in Canada and in the U.S. across the residential, net lease, technology and industrial property types. The healthcare property sector has also performed well, supported by attractive dividend yields and continued underlying earnings growth. The only property types to generate disappointing returns

(1)

Represented by the FTSE EPRA/NAREIT Developed Index – Net. The Index is an unmanaged market-weighted index consisting of real estate companies from developed markets, where greater than 75% of constituents’ EBITDA (earnings before interest, taxes, depreciation, and amortization) is derived from relevant real estate activities and is calculated net of withholding taxes. Investors cannot invest directly in an index.

(2)	As measured by the Bloomberg Barclays Global Aggregate Index, which returned +5.6% during 1H 2019.
(3)	As measured by the MSCI World Index, which returned +17.4% during 1H2019.
(4)

Represented by the MSCI REIT Preferred Index, a preferred stock market capitalization weighted index of certain exchange traded preferred securities issued by U.S. equity and U.S. hybrid REITs. Investors cannot invest directly in an index.

2	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

were the retail and lodging sectors, both of which have been challenged by decelerating economic trends and, in retail, negative headlines surrounding retailer store closings and increased penetration of on-line shopping. These same trends in on-line shopping, however, have conversely helped the industrial property sector which continues to see high demand for facilities needed for the distribution and delivery of products purchased on-line. The Fund’s sole Mexican position also performed well.

Returns in the Asia-Pacific region were bolstered by favorable positioning in Australia, including investments in the residential, office, and retail property types, as well as in Singapore, which is rebounding on renewed demand in its commercial and residential property markets. A long-time investment in the necessity-based shopping sector in Hong Kong also added to performance. Returns in Europe were led by positions in the industrial, self-storage and student housing property types, which have been consistent out-performers over time.

The Trust made total distributions of $0.30 per share during 1H2019, a level monthly distribution of $0.05 per share, which represents an 8.0% annualized distribution rate on the $7.49 share price and a 6.9% annualized distribution rate on the $8.64 NAV as of June 30th.(5) The Trust’s Board will continue to review the level and sustainability of the distribution in light of market conditions and the return potential of the Trust’s portfolio.

The Trust continues to maintain a flexible leverage policy, with a leverage position of 14% as of June 30th.

Portfolio Review

The Trust’s investments remain well-diversified by property type and geography. At June 30th, the Trust’s portfolio was approximately 46% invested in common stock within the Americas region, 21% in Asia-Pacific, 14% in Europe, with 19% invested in preferred stock of U.S. real estate companies. During the past six months, capital was added to Europe and the Asia-Pacific region, sourced from the U.S. Preferred stocks continue to provide stable, well-covered dividend income.

We are positive on property types and markets with valuations that are attractive relative to their growth. In the U.S., we favor the residential, office, and healthcare sectors. We are more neutral on technology properties (data centers and cell towers), which have good but decelerating earnings growth. We prefer grocery-anchored shopping centers and U.S. west coast urban office. Within residential, we like manufactured housing, single family home-for-rent companies and apartment REITs, which are benefitting from firming demand.

In the Asia-Pacific region, we favor Hong Kong property companies which are showing strong growth relative to real estate valuations, thus scoring well on both “growth” and “value” criteria. We are, however, monitoring elevated geopolitical risk arising from trade friction between the U.S. and China. The Tokyo office market continues to experience improved rental growth as vacancies have fallen below 2% in the central business district (5 central wards), a level at which landlords enjoy increasing pricing power.

In the U.K., we favor the niche sectors of student housing and self-storage, as well as the industrial sector, which continues to generate superior earnings growth on strong fundamentals. In Continental Europe, we prefer property companies in markets with superior growth, including the Nordic region. We have become cautious on the German residential sector given its renewed regulatory risk. We are also cautious on retail throughout Europe.

Geographic Diversification	Sector Diversification

Source: CBRE Clarion Securities as of 06/30/2019.

Geographic and Sector diversification are unaudited. Percentages presented are based on managed trust assets, which include borrowings. The percentages in the pie charts will differ from those on the Portfolio of Investments because the figures on the Portfolio of Investments are calculated using net assets of the Trust.

(5)

The Fund is currently paying distributions in excess of its net investment income, which may result in a return of capital. Absent this, the distribution rate would have been lower. The estimated composition of each distribution, including any return of capital, will be provided to shareholders of record and is also available at www.cbreclarion.com.

SEMI-ANNUAL REPORT 2019	3

Market Outlook

We believe the moderate global economic environment is good for real estate stocks. In our view, the global economic expansion will continue for the remainder of this year but is slowing, potentially exacerbated by geo-political risk including Brexit, uncertain U.S. trade policy, and a slowing/bottoming Chinese economy. Inflationary pressures are easing and monetary policy globally is accommodative. Despite a slowing pace of growth, job markets remain tight at this stage of the economic cycle, and the capital markets remain receptive to companies that need to raise or refinance attractively priced debt.

Our portfolio construction favors companies with conservative balance sheets and capital structures. as the moderating economic environment will reinforce the importance of the prudent use of leverage, including staggered debt maturities and matched duration of assets/liabilities. We believe companies with better balance sheets will emerge and out-perform their peers over time in this environment. Companies with more leverage on their balance sheet put themselves at risk at this stage of the economic cycle, particularly if the property type or market is one which is vulnerable to decreases in asset values.

We forecast that real estate companies will generate earnings growth of 3.7% in 2019, improving to 4.8% in 2020. Our forecast reflects steady earnings growth for real estate companies compared to decelerating earnings growth in other sectors comprising broad equity markets. With earnings of real estate companies generated by contractual leases, the quality and consistency of earnings is high. This contrasts with other broad-market sectors, which are seeing sharply decelerating earnings growth. The earnings growth among S&P 500 constituents is decelerating from 22% in 2018 toward estimated growth in the low single-digit range for 2019.

Regional Earnings Growth Forecast

Source: CBRE Clarion as of 06/30/2019. “f” refers to “forecasts”. Forecasts are the opinion of CBRE Clarion, which is subject to change and is not intended to be a guarantee of future results or investment advice. Forecasts are not indicative of future investment performance.

4	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

The average dividend yield on real estate stocks remains attractive at 3.9% globally. We believe that dividends will again grow at least in-line with earnings and project further growth in 2020. Current income generated by dividends remains a defining investment characteristic of the listed real estate sector. Dividend growth is driven by a combination of improving company cash flows and, in some cases, an expansion of dividend payout policies.

Current Dividend Yield

Source: CBRE Clarion as of 06/30/2019. Not all countries included. Dividend yields fluctuate and are not necessarily indicative of present or future investment performance. Information is subject to change and should not be construed as investment advice. Past performance is no guarantee of future results.

Our research indicates that global real estate companies are trading at a 4% discount to the value of their real estate holdings, reflecting an implied unleveraged cash flow yield of 5.5%. From this perspective, we believe that real estate stocks remain attractively priced relative to competing asset classes. This is particularly true given the significant capital which has been raised by private equity real estate funds, which Preqin estimated at $295 billion as of the end 2018. Accounting for leverage, this capital implies more than $500 billion of potential buying power from private real estate buyers. If history is any guide, we believe that some of this capital is used to acquire the listed real estate companies or their property portfolios. The potential for acquisition activity bolsters the investment case for real estate companies in the coming months.

NAV Premium/Discount by Region

Information is the opinion of CBRE Clarion as of 06/30/2019, which is subject to change and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. 10 year Average is the average of NAV premium/discount for the preceding 10 years. Forecasts and any factors discussed are not indicative of future investment performance.

We remain constructive on continued performance of real estate companies given dividend yield underpinned by steady earnings growth and valuations which remain at a discount to estimated values of underlying real estate holdings.

SEMI-ANNUAL REPORT 2019	5

We appreciate your continued faith and confidence.

Sincerely,

CBRE CLARION SECURITIES LLC

T. Ritson Ferguson, CFA	Steven D. Burton, CFA
President & CEO	Co-Portfolio Manager
Co-Portfolio Manager

IMPORTANT DISCLOSURES AND RISK INFORMATION

The views expressed represent the opinion of CBRE Clarion Securities (“CBRE Clarion”), which are subject to change and are not intended as investment advice or a guarantee of future results. This material is for informational purposes only. It is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have not been independently verified for accuracy or completeness. While CBRE Clarion believes the information to be accurate and reliable, we do not claim or accept responsibility for its completeness, accuracy, or reliability. Statements of future expectations, forecasts, estimates, projections, and other forward-looking statements are based on CBRE Clarion’s view at the time such statements were made. Accordingly, such statements are inherently speculative, as they are based on assumptions which may involve known and unknown risks and uncertainties. Any discussion of particular securities herein should not be perceived as a recommendation to purchase or sell any of those securities. It should not be assumed that investments in any securities discussed were or will be profitable. Actual results, performance or events may differ materially from those expressed or implied in such statements. Investing in real estate securities involves risks including the potential loss of principal. Real estate equities are subject to risks similar to those associated with the direct ownership of real estate. Portfolios concentrated in real estate securities may experience price volatility and other risks associated with non-diversification. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International (non-US) investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Past performance is no guarantee of future results.

6	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments (unaudited)

June 30, 2019

Shares		Market Value

	Real Estate Securities* – 116.0%

	Common Stock – 94.1%

	Australia – 4.8%

1,250,380	Dexus	$11,389,354

374,634	Goodman Group	3,951,378

1,414,918	GPT Group	6,106,450

12,172,094	Mirvac Group	26,735,729

		48,182,911

	Belgium – 1.6%

140,586	Shurgard Self Storage SA	5,091,161

67,859	Warehouses De Pauw CVA	11,437,123

		16,528,284

	Canada – 2.9%

448,000	Canadian Apartment Properties REIT	16,579,514

520,400	Chartwell Retirement Residences	6,061,211

470,200	Killam Apartment Real Estate Investment Trust	6,761,093

		29,401,818

	France – 1.0%

65,761	Unibail-Rodamco-Westfield	9,866,580

	Germany – 4.5%

191,784	Deutsche EuroShop AG	5,307,210

396,322	Grand City Properties SA	9,071,766

138,194	LEG Immobilien AG	15,611,638

266,655	TLG Immobilien AG	7,819,421

152,039	Vonovia SE	7,271,967

		45,082,002

	Hong Kong – 7.4%

3,277,200	CK Asset Holdings Ltd.	25,651,300

1,111,000	Hysan Development Co. Ltd.	5,738,093

2,880,500	Link REIT	35,395,584

5,232,000	New World Development Co., Ltd.	8,183,685

		74,968,662

	Ireland – 1.1%

7,073,713	Hibernia REIT PLC	11,326,099

	Japan – 10.9%

6,794	AEON REIT Investment Corp.	8,702,172

5,154	GLP J-Reit	5,874,431

579,584	Hulic Co. Ltd.	4,658,620

3,510	Hulic Reit, Inc.	6,095,424

Shares		Market Value

15,770	Japan Hotel REIT Investment Corp.	$12,704,993

1,098	Kenedix Office Investment Corp.	7,857,416

492,400	Mitsubishi Estate Co. Ltd.	9,163,375

932,200	Mitsui Fudosan Co., Ltd.	22,604,163

282,000	Nomura Real Estate Holdings, Inc.	6,061,927

10,382	Orix JREIT, Inc.	18,944,693

665,200	Tokyo Tatemono Co. Ltd.	7,390,425

		110,057,639

	Mexico – 1.3%

6,043,300	Prologis Property Mexico SA de CV	12,573,137

	Singapore – 1.8%

3,452,300	CapitaLand Ltd.	9,007,442

1,247,100	City Developments Ltd.	8,729,101

		17,736,543

	Spain – 1.2%

1,107,632	Inmobiliaria Colonial Socimi SA	12,355,137

	Sweden – 2.2%

516,861	Castellum AB	9,890,784

810,972	Fabege AB	12,215,013

		22,105,797

	United Kingdom – 4.3%

3,124,773	Segro PLC	29,039,318

1,149,176	UNITE Group PLC (The)	14,252,613

		43,291,931

	United States – 49.1%

83,603	Alexandria Real Estate Equities, Inc. (a)	11,795,547

277,004	American Campus Communities, Inc.	12,786,505

64,894	AvalonBay Communities, Inc. (a)	13,185,163

84,389	Camden Property Trust	8,809,368

674,218	Columbia Property Trust, Inc.	13,983,281

308,423	Cousins Properties, Inc.	11,155,660

88,179	Crown Castle International Corp. (a)	11,494,133

541,844	CubeSmart	18,119,263

294,591	Douglas Emmett, Inc.	11,736,505

632,159	Duke Realty Corp.	19,982,546

22,909	Equinix, Inc. (a)	11,552,780

371,300	Equity Residential	28,189,096

10,000	Essex Property Trust, Inc. (a)	2,919,300

102,113	Extra Space Storage, Inc.	10,834,189

75,450	Federal Realty Investment Trust	9,714,942

See notes to financial statements.

SEMI-ANNUAL REPORT 2019	7

Portfolio of Investments continued

Shares		Market Value

513,912	HCP, Inc.	$16,434,906

729,008	Healthcare Trust of America, Inc., Class A	19,996,689

617,730	Host Hotels & Resorts, Inc.	11,255,041

382,225	Hudson Pacific Properties, Inc.	12,716,626

737,996	Invitation Homes, Inc.	19,726,633

248,205	Liberty Property Trust	12,420,178

566,916	MGM Growth Properties LLC, Class A	17,375,975

102,359	Pebblebrook Hotel Trust	2,884,477

545,592	Piedmont Office Realty Trust, Inc., Class A	10,873,649

350,740	Prologis, Inc.	28,094,274

12,208	Public Storage (a)	2,907,579

234,001	Regency Centers Corp.	15,617,227

93,673	Simon Property Group, Inc.	14,965,199

581,528	STORE Capital Corp.	19,300,914

161,114	Sun Communities, Inc.	20,653,204

218,206	Taubman Centers, Inc.	8,909,351

99,389	Ventas, Inc. (a)	6,793,238

1,583,744	VEREIT, Inc.	14,269,533

826,943	VICI Properties, Inc.	18,225,824

311,057	Welltower, Inc. (a)	25,360,477

		495,039,272

	Total Common Stock (cost $880,026,432)	948,515,812

	Preferred Stock – 21.9%

	United States – 21.9%

525,265	American Homes 4 Rent, Series D, 6.500%	14,260,945

741,000	Brookfield Property REIT, Inc., Series A, 6.375%	18,369,390

500,302	Digital Realty Trust, Inc., Series C, 6.625%	13,753,302

245,403	Digital Realty Trust, Inc., Series J, 5.250%	6,093,356

280,000	EPR Properties, Series G, 5.750%	6,997,200

Shares		Market Value

282,200	Federal Realty Investment Trust, Series C, 5.000%	$6,925,188

767,325	iStar, Inc., Series I, 7.500%	19,628,173

405,900	National Storage Affiliates Trust, Series A, 6.000%	10,492,515

500,000	Pebblebrook Hotel Trust, Series D, 6.375%	13,230,000

400,000	Pebblebrook Hotel Trust, Series E, 6.375%	9,984,000

500,000	Pebblebrook Hotel Trust, Series F, 6.300%	12,540,000

272,000	Pennsylvania Real Estate Investment Trust, Series B, 7.375%	5,856,160

341,100	Pennsylvania Real Estate Investment Trust, Series C, 7.200%	7,152,867

600,000	Public Storage, Series B, 5.400%	15,222,000

143,517	Rexford Industrial Realty, Inc., Series B, 5.875%	3,682,646

369,474	SITE Centers Corp., Series J, 6.500%	9,392,029

150,000	STAG Industrial, Inc., Series C, 6.875%	3,997,500

225,000	Summit Hotel Properties, Inc., Series D, 6.450%	5,736,375

287,077	Summit Hotel Properties, Inc., Series E, 6.250%	7,377,879

600,000	Sunstone Hotel Investors, Inc., Series E, 6.950%	16,350,000

379,377	Sunstone Hotel Investors, Inc., Series F, 6.450%	9,918,812

120,000	Taubman Centers, Inc., Series K, 6.250%	3,109,200

	Total Preferred Stock (cost $217,440,703)	220,069,537

	Total Investments – 116.0% (cost $1,097,467,135)	1,168,585,349

	Liabilities in Excess of Other Assets – (16.0)%	(160,985,306)

	Net Assets – 100.0%	$1,007,600,043

See notes to financial statements.

8	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments continued

Number of Contracts		Notional Amount	Market Value

	Written Call Options – (0.0)% (b)

	United States – (0.0)% (b)

(300)	Alexandria Real Estate Equities, Inc. Expires 7/19/2019 Strike Price $155.00	(30,000)	$(3,000)

(150)	AvalonBay Communities, Inc. Expires 7/19/2019 Strike Price $210.00	(15,000)	(6,750)

(350)	Crown Castle International Corp. Expires 7/19/2019 Strike Price $135.00	(35,000)	(22,750)

(110)	Equinix, Inc. Expires 7/19/2019 Strike Price $530.00	(11,000)	(11,550)

(100)	Essex Property Trust, Inc. Expires 7/19/2019 Strike Price $300.00	(10,000)	(13,250)

(60)	Public Storage Expires 7/19/2019 Strike Price $240.00	(6,000)	(20,400)

(500)	Ventas, Inc. Expires 7/19/2019 Strike Price $67.50	(50,000)	(77,500)

(1,500)	Welltower, Inc. Expires 7/19/2019 Strike Price $85.00	(150,000)	(48,750)

	Total Written Call Options (Premiums Received $224,802)		$(203,950)
*	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. countries.

(a)	A portion of the security has been pledged for open written option contracts. The aggregate market value of the collateral as of June 30, 2019 is $37,385,160.

(b)	Rounds to less than 0.1%

See notes to financial statements.

SEMI-ANNUAL REPORT 2019	9

Portfolio of Investments concluded

Securities Valuation

The following is a summary of various inputs used in determining the value of the Trust’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2019. For information on the Trust’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Real Estate Securities

Common Stock

Australia	$48,182,911	$—	$—	$48,182,911
Belgium	16,528,284	—	—	16,528,284
Canada	29,401,818	—	—	29,401,818
France	9,866,580	—	—	9,866,580
Germany	45,082,002	—	—	45,082,002
Hong Kong	74,968,662	—	—	74,968,662
Ireland	11,326,099	—	—	11,326,099
Japan	110,057,639	—	—	110,057,639
Mexico	12,573,137	—	—	12,573,137
Singapore	17,736,543	—	—	17,736,543
Spain	12,355,137	—	—	12,355,137
Sweden	22,105,797	—	—	22,105,797
United Kingdom	43,291,931	—	—	43,291,931
United States	495,039,272	—	—	495,039,272

Total Common Stock	948,515,812	—	—	948,515,812

Preferred Stock
United States	200,731,704	19,337,833	—	220,069,537

Total Investment in Real Estate Securities	$1,149,247,516	$19,337,833	$—	$1,168,585,349

Liabilities

Other Financial Instruments
Written Call Options	$(138,950)	$(65,000)	$—	$(203,950)

Total Liabilities	$(138,950)	$(65,000)	$—	$(203,950)

See notes to financial statements.

10	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Assets and Liabilities (unaudited)

June 30, 2019

Assets

Investments, at value (cost $1,097,467,135)	$1,168,585,349

Cash and cash equivalents	170,444

Receivable for investment securities sold	18,593,190

Dividends and interest receivable	6,413,005

Dividend withholding reclaims receivable	297,264

Unrealized appreciation on spot contracts	11,848

Other assets	107,375

Total Assets	1,194,178,475

Liabilities

Line of credit payable	158,343,000

Payable for investment securities purchased	26,195,486

Management fees payable	817,577

Line of credit interest payable	411,340

Written options (premiums received $224,802)	203,950

Dividend and distributions payable	171,056

Accrued expenses	436,023

Total Liabilities	186,578,432

Net Assets	$1,007,600,043

Composition of Net Assets

$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590

Additional paid-in capital	1,020,930,749

Distributable earnings / (accumulated loss)	(13,447,296)

Net Assets	$1,007,600,043

Net Asset Value (based on 116,590,494 shares outstanding)	$8.64

See notes to financial statements.

SEMI-ANNUAL REPORT 2019	11

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2019

Investment Income

Dividends (net of foreign withholding taxes of $830,483)	$21,416,340

Interest	472

Total Investment Income	21,416,812

Expenses:

Management fees	4,691,170

Interest expense on line of credit	2,070,402

Printing and mailing fees	257,143

Trustees’ fees and expenses	133,083

Administration fees	115,341

Custodian fees	101,997

Legal fees	88,383

Transfer agent fees	85,261

Insurance fees	75,851

NYSE listing fee	59,263

Audit and tax fees	45,092

Miscellaneous expenses	35,571

Total Expenses	7,758,557

Net Investment Income	13,658,255

Net Realized and Unrealized Gain (Loss) on Investments, Written Options, and Foreign Currency Transactions

Net realized gain (loss) on:

Investments	9,314,315

Written options	428,064

Foreign currency transactions	(57,200)

Total Net Realized Gain	9,685,179

Net change in unrealized appreciation (depreciation) on:

Investments	138,576,440

Written options	20,852

Foreign currency denominated assets and liabilities	893

Total Net Change in Unrealized Appreciation	138,598,185

Net Realized and Unrealized Gain on Investments, Written Options, and Foreign Currency Transactions	148,283,364

Net Increase in Net Assets Resulting from Operations	$161,941,619

See notes to financial statements.

12	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018

Change in Net Assets Resulting from Operations

Net investment income	$13,658,255	$22,378,295

Net realized gain (loss) on investments, written options, and foreign currency transactions	9,685,179	(36,176,260)

Net change in unrealized appreciation (depreciation) on investments, written options, and foreign currency denominated assets and liabilities	138,598,185	(84,044,215)

Net increase (decrease) in net assets resulting from operations	161,941,619	(97,842,180)

Distributions on Common Shares

Distributions from distributable earnings	(34,977,148)	(19,584,966)

Distribution of return of capital	—	(50,369,330)

Total distributions on Common Shares	(34,977,148)	(69,954,296)

Net Increase (Decrease) in Net Assets	126,964,471	(167,796,476)

Net Assets

Beginning of period	880,635,572	1,048,432,048

End of period	$1,007,600,043	$880,635,572

See notes to financial statements.

SEMI-ANNUAL REPORT 2019	13

Statement of Cash Flows (unaudited)

For the Period Ended June 30, 2019

Cash Flows from Operating Activities:

Net Increase in net assets resulting from operations	$161,941,619

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:

Net change in unrealized appreciation/depreciation on investments	(138,576,440)

Net change in unrealized appreciation/depreciation on options	(20,852)

Net realized gain on investments	(9,314,315)

Net realized gain on written options	(428,064)

Cost of securities purchased	(284,753,974)

Proceeds from sale of securities	222,930,792

Premiums received on written options	1,073,066

Payments to close written options	(5,938)

Increase in receivable for investment securities sold	(18,514,746)

Increase in dividends and interest receivable	(761,428)

Increase in dividend withholding reclaims receivable	(199,983)

Increase in unrealized appreciation on spot contracts	(11,816)

Decrease in other assets	2,001

Increase in payable for investment securities purchased	17,069,464

Increase in management fees payable	115,938

Increase in line of credit interest payable	232,382

Decrease in accrued expenses	(33,438)

Net Cash Used in Operating Activities	(49,255,732)

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(34,983,595)

Proceeds from borrowing on line of credit	214,768,600

Payments on line of credit borrowings	(130,536,400)

Net Cash Provided by Financing Activities	49,248,605

Net Decrease in cash	(7,127)

Cash and Cash Equivalents at Beginning of Period	177,571

Cash and Cash Equivalents at End of Period	$170,444

Supplemental disclosure

Interest paid on line of credit borrowings	$1,838,021

See notes to financial statements.

14	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Financial Highlights

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended June 30, 2019 (unaudited)		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

Net asset value, beginning of period	$7.55		$8.99	$8.65	$9.04	$10.16	$9.04

Income from investment operations

Net investment income (1)	0.12		0.19	0.27	0.26	0.27	0.30

Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	1.27		(1.03)	0.67	(0.05)	(0.82)	1.36

Total from investment operations	1.39		(0.84)	0.94	0.21	(0.55)	1.66

Distributions on Common Shares

Net investment income	(0.30)		(0.17)	(0.60)	(0.34)	(0.57)	(0.40)

Return of capital	—		(0.43)	—	(0.26)	—	(0.14)

Total distributions to Common Shareholders	(0.30)		(0.60)	(0.60)	(0.60)	(0.57)	(0.54)

Net asset value, end of period	$8.64		$7.55	$8.99	$8.65	$9.04	$10.16

Market value, end of period	$7.49		$6.16	$7.92	$7.30	$7.64	$8.99

Total investment return (2)

Net asset value	18.54%		(9.75)%	11.28%	2.17%	(5.57)%	18.73%

Market value	26.66%		(15.52)%	17.22%	3.17%	(8.89)%	20.74%

Ratios and supplemental data

Net assets, applicable to Common Shares, end of period (thousands)	$1,007,600		$880,636	$1,048,432	$1,008,918	$1,053,863	$1,184,712

Ratios to average net assets applicable to Common Shares of:

Net expenses	1.59	%(3)	1.54%	1.43%	1.18%	1.19%	1.14%

Net expenses, excluding interest on line of credit	1.17	%(3)	1.17%	1.16%	1.09%	1.10%	1.08%

Net investment income	2.81	%(3)	2.30%	3.02%	2.86%	2.79%	3.05%

Portfolio turnover rate	19.92%		70.38%	124.07%	67.36%	76.54%	21.27%

(1)	Based on average shares outstanding.

(2)

Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(3)	Annualized.

See notes to financial statements.

SEMI-ANNUAL REPORT 2019	15

Notes to Financial Statements (unaudited)

1.	Fund Organization

CBRE Clarion Global Real Estate Income Fund (the “Trust”) is a diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. CBRE Clarion Securities LLC (the “Advisor”) is the Trust’s investment advisor. The Advisor is a majority-owned subsidiary of CBRE Group, Inc. and is partially owned by its senior management team. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including dividends accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets (including common stock, preferred stock, and options) traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward foreign currency contracts are valued at the unrealized appreciation/depreciation as of valuation date, calculated using an interpolated foreign exchange rate. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

U.S. GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value.

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

16	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

Pursuant to the Trust’s fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

For the period ended June 30, 2019, there have been no significant changes to the Trust’s fair valuation methodology.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal year, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Foreign Currency Contracts – The Trust enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward foreign currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward foreign currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

SEMI-ANNUAL REPORT 2019	17

Notes to Financial Statements continued

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward foreign currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of June 30, 2019, the Trust did not hold any forward foreign currency contracts.

Options – The Trust may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Trust’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Written Options for the period ended June 30, 2019 are disclosed in the Trust’s Portfolio of Investments.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the SEC and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This managed distribution policy permits the Trust to include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views this policy as a potential means of further supporting the market price of the Trust’s shares through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly distribution rate is $0.05 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting year. Actual results could differ from those estimates.

18	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

3.	Derivative Instruments

The following table presents the fair value of derivatives held at June 30, 2019 and the location on the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Liability derivatives

Equity Risk

Written options	Written options	$(203,950)

The effect of derivative instruments on the Trust’s Statement of Operations for the period ended June 30, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Equity Risk

Written options	$428,064	$20,852

For the period ended June 30, 2019, the average month-end notional value of written options was $35,017,160.

4.	Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

5.	Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average daily value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. During the period ended June 30, 2019, the Trust incurred management fees of $4,691,170, of which $817,577 is a payable as of the end of the period.

The Trust has multiple service agreements with the Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, and certain administrative services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash.

Computershare is the Trust’s transfer agent and as such is responsible for performing transfer agency services for the Trust.

6.	Portfolio Securities

For the period ended June 30, 2019, there were purchases and sales transactions (excluding short-term securities) of $285,975,002 and $220,541,920, respectively. These purchases and sales transaction amounts differ from the amounts disclosed on the Statement of Cash Flows primarily due to the re-characterization of dividends from ordinary income to return of capital and capital gain.

SEMI-ANNUAL REPORT 2019	19

Notes to Financial Statements continued

7.	Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the period ended June 30, 2019, the Trust did not incur any income tax, interest, or penalties. As of June 30, 2019, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2015, through December 31, 2018, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributable earnings or accumulated losses in the composition of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and total distributable earnings /(Accumulated Loss) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, and total distributable earnings. For the year ended December 31, 2018, the adjustments were to decrease additional paid-in capital by $26,672,975 and decrease accumulated loss by $26,672,975 due to the difference in the treatment for book and tax purposes of passive foreign investment company(“PFIC”) investments and recognition of foreign currency gain(loss) as ordinary income(loss), distribution reclasses and expiring capital losses. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2018, the Trust had capital loss carryforwards which will reduce the Trust’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income tax.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized.

Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. At December 31, 2018, the Trust had no expiring capital losses. The Trust had short-term capital losses of $16,157,305, with no expiration and long-term capital losses of $41,585,791, with no expiration.

The final determination of the source of the 2019 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2020 on the Form 1099-DIV.

For the year ended December 31, 2018, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $19,584,966 of ordinary income (reflected in the Statement of Changes in Net Assets as distributions from distributable earnings) and $50,369,330 of return of capital, respectively. For the year ended December 31, 2017, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $69,954,296 of ordinary income and $0 of return of capital, respectively.

20	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements concluded

Information on the tax components of net assets as of December 31, 2018 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments	Net Tax Unrealized Appreciation on Foreign Currency, Options	Qualified Late Year Ordinary Losses	Qualified Post-October Capital Deferral	Undistributed Long-Term Capital Gains/ (Accumulated Capital Loss)
$1,029,043,186	$15,698,101	$(85,455,614)	$(69,757,513)	$2,033	$(44,870)	$(12,866,390)	$(57,745,027)

8.	Borrowings

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At June 30, 2019, there were borrowings in the amount of $158,343,000 on the Trust’s line of credit.

The average daily amount of borrowings during the period ended June 30, 2019 was $131,233,043 with an average interest rate of 3.15%. The maximum amount outstanding for the period ended June 30, 2019, was $172,839,000. The Trust had borrowings under the line of credit for all 181 days during the period.

9.	Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s Dividend Reinvestment Plan (“DRIP”), the Trust issued no common shares for the period ended June 30, 2019 and the year ended December 31, 2018, respectively. At June 30, 2019, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned none of the common shares outstanding as of June 30, 2019.

At June 30, 2019, the Trust had no shares of auction rate preferred securities outstanding.

10.	Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

11.	Subsequent Events

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Since June 30, 2019, the Trust paid a dividend on July 31, 2019 of $0.05 per share for the month of July 2019. No other notable events have occurred between period-end and the issuance of these financial statements.

SEMI-ANNUAL REPORT 2019	21

Supplemental Information (unaudited)

Trustees

The Trustees of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustees:
T. Ritson Ferguson* 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 59	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Global Chief Investment Officer of CBRE Global Investors (since March 2016); Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC (since 1995)	1
Asuka Nakahara** 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 63	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009)	1	Comcast Corporation (since 2017)
Frederick S. Hammer 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 83	3 years/ since inception	Trustee	Co-Chairman of IA Capital Group and a member of its investment committee (1994 - 2018)	1	Payall, Inc. (since 2018); Homeowners Insurance Corp. (since 2006); JetPay Corporation (2011 - 2016)
Richard L. Sutton 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 83	3 years/ since inception	Trustee	Partner, Morris, Nichols, Arsht & Tunnel (1966 - 2000) (Retired)	1	Unidel Foundation, Inc. (since 2002); and Schroder Global Real Estate Securities Limited (F/K/A Investors in Global Real Estate Ltd.) (2006 - 2015)

22	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) continued

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustees:
John R. Bartholdson 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 74	3 years/ 15 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993 - 2007)(Retired)	1	Berwyn Cornerstone Fund, Berwyn Income Fund, and Berwyn Fund (2013 - 2016); Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (2004 - 2012)
Leslie E. Greis 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 60	6 months	Trustee	Managing Member, Perennial Capital Advisors, LLC (2003 - present)	1	AIM Mutual, Inc. (2016 - present), Kinefac Corporation (2009 - present)

(1)

Each Trustee is elected to serve a three-year term concurrent with the class of Trustees to which he belongs. Messrs. Sutton and Bartholdson and Ms. Greis, as Class III Trustees, are each currently serving a term expiring at the Trust’s 2019 annual meeting of shareholders; Mr. Sutton has informed the Board that he intends to retire from the Board upon the conclusion of his term and, therefore, will not stand for re-election at the 2019 annual meeting of shareholders. Mr. Bartholdson and Ms. Greis will stand for re-election at the 2019 annual meeting. Messrs. Ferguson and Hammer, as Class I Trustees, are currently serving a term expiring at the Trust’s 2020 annual meeting of shareholders. Mr. Hammer has informed the Board that he intends to retire from the Board upon the conclusion of his term and, therefore, will not stand for re-election at the 2020 annual meeting of shareholders. Mr. Nakahara, as Class II Trustee, is currently serving a term expiring at the Trust’s 2021 annual meeting of shareholders.

*	Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940 (the “1940 ACT”), as amended, due to his position with the Advisor.

**

Mr. Nakahara owned 5,000 shares of CB Richard Ellis Group, Inc. (“CB Richard Ellis”), of which the advisor is an indirect majority-owned subsidiary, as of July 1, 2011, the date CB Richard Ellis acquired the advisor, and through September 2, 2011, technically making him an interested person of the Trust (as defined in the 1940 Act) during that period. Mr. Nakahara purchased the shares several years ago. Mr. Nakahara no longer owns those shares and is an independent Trustee of the Trust.

SEMI-ANNUAL REPORT 2019	23

Supplemental Information (unaudited) continued

Officers

The Officers of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age and Position(s) Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations

Officers:
Jonathan A. Blome 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 42 Chief Financial Officer	since 2006	Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011).
William E. Zitelli 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 51 Chief Compliance Officer and Secretary	since 2007	General Counsel of CBRE Clarion Securities LLC (since 2007).

24	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) continued

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the SEC (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Copies of the filings are available by visiting the SEC website at www.sec.gov. The filed forms may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold your shares through a financial intermediary (like a broker), you can inform the intermediary that you wish to continue receiving paper copies of your shareholder reports. If you are the registered owner of your shares, you should contact the Fund’s transfer agent.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

SEMI-ANNUAL REPORT 2019	25

Supplemental Information (unaudited) concluded

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 505000, Louisville, KY 40233, Phone Number: (866) 221-1580.

26	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES

T. RITSON FERGUSON

ASUKA NAKAHARA

FREDERICK S. HAMMER

RICHARD L. SUTTON

JOHN R. BARTHOLDSON

LESLIE E. GREIS

OFFICERS

T. RITSON FERGUSON

PRESIDENT AND

CHIEF EXECUTIVE OFFICER

JONATHAN A. BLOME

CHIEF FINANCIAL OFFICER

WILLIAM E. ZITELLI

CHIEF COMPLIANCE OFFICER

AND SECRETARY

INVESTMENT ADVISOR

CBRE CLARION SECURITIES LLC

201 KING OF PRUSSIA ROAD, SUITE 600

RADNOR, PA 19087

888-711-4272

ADMINISTRATOR AND CUSTODIAN

THE BANK OF NEW YORK MELLON

NEW YORK, NEW YORK

TRANSFER AGENT

COMPUTERSHARE

LOUISVILLE, KENTUCKY

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS LLP

WASHINGTON, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PHILADELPHIA, PENNSYLVANIA

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Investments.

(a)	The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for semi-annual reporting period.

(b) Since the date of the registrant’s most recent annual report on Form N-CSR, Kenneth S. Weinberg has been added as a portfolio manager for the Fund. As such, as of August 23, 2019, the portfolio managers for the Fund are:

T. Ritson Ferguson

Principal, Chief Executive Officer and Global Chief Investment Officer, CBRE Clarion Securities LLC since 1992

Steven D. Burton

Principal, and Co-Chief Investment Officer, CBRE Clarion Securities LLC since 1995

Joseph P. Smith

Principal, President and Co-Chief Investment Officer, CBRE Clarion Securities LLC since 1997

Kenneth S. Weinberg

Principal, Senior Portfolio Manager, CBRE Clarion Securities LLC since 2004

The information required for Mr. Weinberg by paragraphs (a)(2), (a)(3) and (a)(4) of this Item is as follows:

Other Accounts Managed (as of June 30, 2019).

Mr. Weinberg also is responsible for the day-to-day management of the Advisor’s other accounts, as indicated by the following table.

Name of Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets in the Accounts	Managed with Advisory Fee Based on Performance	Managed with Advisory Fee Based on Performance
Kenneth S. Weinberg	Registered Investment Companies	None	$0	None	$0

	Other Pooled Investment Vehicles	None	$0	None	$0

	Other Accounts	None	$0	None	$0

Potential Conflicts of Interests

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust. These other accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation Structure of Portfolio Manager(s) or Management Team Members

In principle, portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.

Compensation for Mr. Weinberg is structured as follows:

Base Salary—Each portfolio manager receives a base salary. Base salaries have been established at a competitive market levels and are set forth in the portfolio manager’s employment agreement. An annual adjustment is made based on changes in the consumer price index. Base salaries are be reviewed periodically by the CBRE Clarion Compensation Committee and its Board of Directors, but adjustments are expected to be relatively infrequent.

Bonus—Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required.

Deferred Compensation—CBRE Clarion requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE Clarion’s clients. The value of deferred bonus amounts is tied to the performance of CBRE Clarion investment funds chosen by the Compensation Committee; provided, that the Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.

Profit Participation—Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group’s 401(k) plan.

Disclosure of Securities Ownership

The following table indicates the dollar range of securities of the Trust beneficially owned by Mr. Weinberg as of June 30, 2019.

Name of Portfolio Manager	Dollar Value of Trust Shares Beneficially Owned
Kenneth S. Weinberg	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.[1]

[1]

The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CBRE Clarion Global Real Estate Income Fund

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

Date	8/23/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

Date	8/23/2019

By (Signature and Title)*	/s/ Jonathan A. Blome
Jonathan A. Blome
Chief Financial Officer

Date	8/23/2019

*	Print the name and title of each signing officer under his or her signature.